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                                                                  Exhibit 23.4

                       [ARTHUR ANDERSEN LLP LETTERHEAD]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this S-4 Registration Statement of our report dated February 6, 1998 included in Tseng Labs, Inc. and subsidiaries' Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this S-4 Registration Statement.


/s/ Arthur Andersen LLP

Philadelphia, Pennsylvania
July 22, 1998